United States
Securities and Exchange Commission
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021
Hannon Armstrong Sustainable Infrastructure Capital, Inc.
(Exact Name of Registrant as Specified In Its Charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,
Maryland 21401
(Address of principal executive offices)

(410) 571-9860
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 3, 2021, at which 65,717,011 shares of the Company’s common stock were represented in person or by proxy representing approximately 84% of the issued and outstanding shares of the Company’s common stock entitled to vote.
(b)At the Annual Meeting, the Company’s stockholders (i) elected the nine directors below to serve on the Company’s board of directors until the Company’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and (iii) approved the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in the 2021 Proxy Statement. The proposals are described in detail in the Company’s 2021 Proxy Statement. The final results for the votes regarding each proposal are set forth below.
(i)The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey W. Eckel	52,085,927	3,421,076	10,210,008
Clarence D. Armbrister	54,545,800	961,203	10,210,008
Teresa M. Brenner	37,051,338	18,455,665	10,210,008
Michael T. Eckhart	39,032,017	16,474,986	10,210,008
Nancy C. Floyd	55,266,692	240,311	10,210,008
Simone F. Lagomarsino	54,939,124	567,879	10,210,008
Charles M. O'Neil	39,035,547	16,471,456	10,210,008
Richard J. Osborne	54,367,505	1,139,498	10,210,008
Steven G. Osgood	54,937,223	569,780	10,210,008
(ii)The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 were as follows:

Votes For	Votes Against	Abstain
61,259,016	4,360,730	97,265

(iii)The voting results with respect to a non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
47,737,895	7,268,403	500,705	10,210,008

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Officer
Date: June 7, 2021